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                                                                    EXHIBIT 23.2

                         INDEPENDENT AUDITORS' CONSENT


     We consent to the use in this Registration Statement of Regions Financial Corporation on Form S-4 of our report relating to Arkansas Banking Company dated February 13, 1998, and to the reference to us under the heading "EXPERTS" in the proxy statement-prospectus that constitutes part of this Registration Statement.


                                                       /s/ Jones & Company, Ltd.
                                                       -------------------------
                                                       Jones & Company, Ltd.


Jonesboro, Arkansas
December 17, 1998